ART’S-WAY MANUFACTURING CO., INC.
Form of Non-Qualified Stock Option Agreement
For Awards Granted Under The
2007 Non-Employee Directors’ Stock Option Plan
And
2007 Employee Stock Option Plan

STOCK OPTION AGREEMENT

OPTIONEE:

GRANT DATE:

VESTING DATE:

NUMBER OF SHARES:                                      _____ Shares

EXERCISE PRICE PER SHARE:                      _____ per Share

EXPIRATION DATE:

OPTION NO.:                                                       200_-___

THIS AGREEMENT is made as of the Grant Date set forth above by and between Art’s-Way Manufacturing Co., Inc., a Delaware corporation (the “Company”), and the Optionee named above, who is [a Non-Employee Director/an Employee] of the Company.

The Company desires, by affording the Optionee an opportunity to purchase its Common Stock (the “Shares”), to carry out the purpose of the [2007 Non-Employee Directors’ Stock Option Plan/2007 Employee Stock Option Plan] (the “Option Plan”).

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and for other good and valuable consideration, the parties hereby agree as follows:

1.           Option Plan.  The terms, provisions and definitions of the Option Plan are incorporated herein.  Any capitalized term used herein that is not expressly defined herein shall have the meaning ascribed to it in the Option Plan, a copy of which has been made available to the Optionee.  This Agreement is in all respects subject to and governed by all of the provisions of the Option Plan.

2.           Grant of Option.  Company hereby grants to the Optionee the right and option (the “Option”) to purchase all or any part of the aggregate number of Shares set forth above (the “Option Shares”) (such number being subject to adjustment as provided in the Option Plan) on the terms and subject to the conditions set forth in this Agreement.  This Option is not intended to qualify as an “Incentive Stock Option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

3.           Purchase Price.  The per share purchase price of the Option Shares shall be the Exercise Price Per Share set forth above (such Exercise Price Per Share being determined under and subject to adjustment as provided in the Option Plan).

4.           Term, Vesting, Non-transferability and Exercise of Option.

(a)           Term.  The term of this Option shall commence on the Grant Date set forth above and shall continue until the Expiration Date set forth above, which shall be five (5) years from the Grant Date unless earlier terminated as provided in the Option Plan.

(b)           Vesting.  If this Option is automatically granted to Optionee as provided in the Option Plan, the Option Shares shall vest and become first exercisable immediately upon the Grant Date provided above.  If this Option was granted pursuant to the Board of Director’s discretion, the Option Shares shall vest as provided by the Board of Directors on the Vesting Date provided above.  The failure of Option Shares to vest for any reason whatsoever shall cause the Option to expire and be of no further force or effect.

(c)           Non-transferability.  This Option shall not be transferable by the Optionee otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Optionee only by him or her, or by his or her guardian or legal representative, and after death of the Optionee pursuant to will or applicable law provided, however, that any exercise after death of the Optionee shall occur within one (1) year of the date of death or prior to the Expiration Date, whichever is sooner.  This Option or any interest herein may not be transferred, assigned, pledged or hypothecated by the Optionee during his or her lifetime whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

(d)           Exercise.  Payment for the Option Shares to be received upon exercise of this Option may be made in cash, in Shares (determined with reference to their Fair Market Value on the date of exercise) or any combination thereof.  To exercise this Option, the Optionee shall (i) deliver written notice to the Company at its principal office prior to the Expiration Date, which written notice must be in the form of attached Exhibit A to this Agreement, and (ii) deliver payment in full for the Option Shares with respect to which this Option is then being exercised.  Notwithstanding the foregoing, this Option shall be subject to termination, adjustment, restrictive covenants and all other provisions of the Option Plan.

5.           Restrictive Stock Legend.  The Optionee hereby acknowledges that the Option Shares to be received upon exercise of this Option will be subject to transfer restrictions in accordance with federal and state securities laws.  Optionee hereby represents and warrants to the Company that the Optionee’s acquisition of the Option Shares upon exercise of this Option will be made as principal for such Optionee’s own account and not for resale or distribution of such Option Shares.  The Optionee further hereby agrees that the following legend may be placed upon any counterpart of this Agreement, the stock certificate, or any other document or instrument evidencing ownership of Option Shares:

THE TRANSFERABILITY OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED.  SUCH SHARES MAY NOT BE SOLD, ASSIGNED, OR TRANSFERRED, NOR WILL ANY ASSIGNEE, VENDEE, TRANSFEREE, OR ENDORSEE THEREOF BE RECOGNIZED AS HAVING ACQUIRED ANY SUCH SHARES FOR ANY PURPOSES, UNLESS AND TO THE EXTENT SUCH SALE, TRANSFER, HYPOTHECATION, OR ASSIGNMENT IS PERMITTED BY, AND IS COMPLETED IN STRICT ACCORDANCE WITH, APPLICABLE STATE AND FEDERAL LAW AND TERMS OF THE COMPANY’S BYLAWS AND ANY SHAREHOLDERS’ AGREEMENTS CURRENTLY IN EFFECT.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, OFFERED FOR SALE, OR TRANSFERRED IN THE ABSENCE OF EITHER AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER APPLICABLE STATE SECURITIES LAWS.

IN WITNESS WHEREOF, the Company has caused this Stock Option Agreement to be executed in its corporate name by its duly authorized officer as of the Grant Date set forth above.

COMPANY:	ART’S-WAY MANUFACTURING CO., INC.

By:
Its:

OPTIONEE:
Signature of Optionee

Name of Optionee Typed or Printed

Address:

SS# _____-____-_____

Exhibit A
NOTICE OF EXERCISE OF
OPTION

TO:                      Art’s-Way Manufacturing Co., Inc.

FROM:

DATE:

RE:                      Exercise of Stock Option

I hereby exercise my option to purchase ______ Shares at $_______ per share (total exercise price of $___________) (“Option”).  This notice is given in accordance with the terms of my Stock Option Agreement (“Agreement”) dated _____________.  The option price and vested amount is in accordance with Sections 3 and 4 of the Agreement.

I hereby represent that I am exercising the Option and acquiring the Shares for my own account, for long term investment and without the intention of reselling or redistributing the Shares.  I understand that the shares are subject to the Company’s articles of incorporation, bylaws and any shareholder agreements in effect.  I understand that the transfer of shares received upon exercise of the Option is restricted by federal and state securities laws, and that a legend to this effect will be placed upon stock certificates evidencing the Shares in accordance with the Agreement.

Check one:

____	Enclosed is cash or a cashier’s or certified check payable to Art’s-Way Manufacturing Co., Inc. for the total exercise price of the shares being purchased.

____	Attached is a certificate(s) for _____________ shares duly endorsed in blank and surrendered for the exercise price of the Option Shares being purchased.

Please prepare the certificate for the Shares in the following name(s):

Sincerely,

(Signature)

(Print or Type Name)

Letter and consideration
received on _______________
(effective date of exercise)